                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FEDERAL-MOGUL CORPORATION
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): N/A

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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LOGO
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P.O. Box 1966, Detroit, Michigan 48235

March 19, 1997

To Our Shareholders:

You are invited to attend the 1997 Annual Meeting of Shareholders which will be held at the Corporation's World Headquarters, 26555 Northwestern Highway (southwest corner of Northwestern Highway and Lahser Road), Southfield, Michigan on Wednesday, April 23, 1997. The meeting will start promptly at 10:30 a.m., local time. After the formal business session, there will be an update on the business of the Corporation and its restructuring. A discussion period will follow the report.

The attached notice of the meeting and Proxy Statement describe the items of business to be transacted: (i) the election of seven directors; (ii) the approval of the appointment of Ernst & Young LLP as independent accountants for the Corporation for 1997; (iii) the approval of the 1997 Long Term Incentive Plan; and (iv) such other business as may properly come before the meeting.

Whether or not you plan to attend the meeting, we urge you to sign, date and return your proxy in the addressed envelope enclosed for your convenience so that as many shares as possible may be represented at the meeting. No postage is required if the envelope is mailed in the United States. The granting of the proxy will not affect your right to attend the meeting, nor, if you choose to revoke the proxy, your right to vote in person.

                                                LOGO

                                          Richard A. Snell
                                          Chairman of the Board,
                                          Chief Executive Officer and
                                          President

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LOGO
P.O. Box 1966, Detroit, Michigan 48235

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 23, 1997

Southfield, Michigan
March 19, 1997

To the Shareholders of Federal-Mogul Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Federal-Mogul Corporation will be held at the World Headquarters of the Corporation, 26555 Northwestern Highway (southwest corner of Northwestern Highway and Lahser Road) Southfield, Michigan, on Wednesday, April 23, 1997, at 10:30 a.m., local time, for the following purposes:

1. to elect seven directors of the Corporation to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2. to approve the appointment by the Board of Directors of Ernst & Young LLP as independent accountants to audit the financial statements of the Corporation and its consolidated subsidiaries for the year 1997;

3. to approve the 1997 Long Term Incentive Plan; and

4. to transact such other business as may properly come before the meeting or any adjournment thereof.

Holders of the Corporation's Common Stock and Series C ESOP Convertible Preferred Stock of record on February 28, 1997, will be eligible to vote as one class at this meeting. The stock transfer books of the Corporation will not be closed, but only holders of record of such stock on such date will be entitled to notice of and to vote at the meeting.

                                          By order of the Board of Directors.

                                                    LOGO

                                          Diane L. Kaye
                                          Vice President, General Counsel and
                                           Secretary

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YOU ARE URGED TO DATE, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE
ACCOMPANYING ADDRESSED ENVELOPE AT YOUR EARLIEST OPPORTUNITY, THEREBY SAVING YOUR CORPORATION THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

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

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LOGO
P.O. Box 1966, Detroit, Michigan 48235                           March 19, 1997

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Federal-Mogul Corporation in connection with the Annual Meeting of Shareholders, to be held on Wednesday, April 23, 1997, at the World Headquarters of the Corporation, 26555 Northwestern Highway, Southfield, Michigan beginning at 10:30 a.m., local time, and at any adjournment thereof. The mailing address of the principal executive office of the Corporation is P.O. Box 1966, Detroit, Michigan 48235.

This Proxy Statement and the accompanying form of proxy, which is being solicited by the Board of Directors of the Corporation, will be first sent or given to shareholders on or about March 19, 1997.

                     I. NOMINEES FOR ELECTION AS DIRECTORS

The nominees proposed herein for election as directors have indicated their willingness to serve as such, and it is intended that the persons named as proxies in the accompanying form of proxy will vote for their election unless shareholders specify otherwise in their proxies. The term of office of directors elected at the Annual Meeting will continue until the next Annual Meeting and until their successors are elected and qualified. If any nominee is unable to serve, or otherwise is unavailable for election, and if other nominees are designated, the persons named in such proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. If any nominees are substituted by the Board of Directors, the persons named as proxies in the accompanying form of proxy intend to vote for such nominees. Management is not aware of the existence of any circumstances which would render any nominee named herein unavailable for election. All nominees are currently directors of the Corporation.

               RICHARD A. SNELL, 55. Chairman of the Board, Chief Executive Officer and President, Federal-Mogul Corporation.
[PHOTO] Mr. Snell has served as Chairman of the Board, Chief Executive Officer and President and a director of the Corporation since November 1996, when he was elected by the Board of Directors, pursuant to the Corporation's Bylaws, to fill the vacancy in the Board of Directors created by the resignation of Mr. Dennis
               J. Gormley as Chairman of the Board, Chief Executive Officer and President on September 17, 1996. He also serves as Chairman of the Executive and Finance Committee and as a member of the Pension Committee.
               Mr. Snell was previously employed by Tenneco, Inc., from November 1987 to November 1996, most recently having served as President and Chief Executive Officer of Tenneco Automotive from September 1993 until he was employed by the Corporation. From 1989 to 1993, he served as Senior Vice President and General Manager of Tenneco Automotive's Walker Manufacturing Company operation. From 1987 to 1989, he was Senior Vice President and General Manager of the Retail Division of Tenneco Automotive.
               Mr. Snell is also a member of the Board of Directors of Schneider National, Inc.

[PHOTO] RODERICK M. HILLS, 66. President and Chief Executive Officer, Hills Enterprises Ltd.
               Mr. Hills has served as a director of the Corporation since 1977. He served as Chairman of the Board following the resignation of Mr. Dennis J. Gormley as Chairman of the Board, Chief Executive Officer and President of the Corporation until the election of Mr. Snell as Chairman of the Board, Chief Executive Officer and President. Mr. Hills also served as chair of a search committee for the new chief executive. He is Chairman of the Nominating Committee and a member of the Audit, Executive and Finance, and Pension Committees.
               From 1975 to 1977, Mr. Hills was Chairman of the Securities and Exchange Commission. He was Chairman and Chief Executive Officer of Peabody Coal Company from 1977 to 1978. Mr. Hills was a partner in the law firm of Latham, Watkins and Hills from 1978 to 1982 and counsel to the firm from 1982 to 1985. He was Chairman and Chief Executive Officer of Sears World Trade, Inc. from 1982 to 1984. In 1985, he left his law firm to assume a position at Yale University as Distinguished Faculty Fellow and Lecturer, School of Organization and Management. In January 1987, he was named Managing Director--Chairman of The Manchester Group Ltd. and has continued to manage that business, which is now conducted under the name of Hills Enterprises, Ltd. From May 1989 until June 1995, he also served successively as a partner of and/or a consultant to the law firms of Donovan Leisure Rogovin Huge & Schiller, Shea & Gould, and Mudge Rose Guthrie Alexander & Ferndon.
               Mr. Hills is also Vice Chairman of the Board of Directors of Oak Industries, Inc.

               JOHN J. FANNON, 63. Consultant.
[PHOTO] Mr. Fannon has served as a director of the Corporation since 1986. He is Chairman of the Compensation Committee and Pension Committee and a member of the Nominating Committee.
               Mr. Fannon is the recently retired Vice Chairman of Simpson Paper Company, a position that he held since 1993. From 1980 until he became Vice Chairman of Simpson Paper, Mr. Fannon served as its President. Previously, he was Vice President of Marketing for Simpson Paper, a privately held global forest products company with annual sales exceeding $1 billion. Before joining Simpson Paper, Mr. Fannon was an executive at Champion International. He also serves as a director of Simpson Paper and Seton Medical Center.

               JOHN C. POPE, 47. Chairman of the Board, MotivePower Industries, Inc.
[PHOTO] Mr. Pope has served as a director of the Corporation since 1987. He is Chairman of the Audit Committee and a member of the Compensation, Executive and Finance, and Nominating Committees. Mr. Pope was President, Chief Operating Officer and Director of UAL Corporation and United Air Lines from May 1992 until July 1994. Previously, he was appointed Executive Vice President, Chief Financial Officer and Treasurer of UAL Corporation, and Executive Vice President and Chief Financial Officer of United Air Lines in January 1988. He was elected to the additional position of Executive Vice President--Marketing and Planning of United Air Lines in May 1989, which position he held until October 1990, when he was elected Executive Vice President-- Marketing and Finance, and Chief Financial Officer of United Air Lines. In 1990, Mr. Pope was appointed Vice Chairman, Chief Financial Officer and Treasurer of UAL Corporation, and Vice Chairman and Chief Financial Officer of United Air Lines until May 1992. Prior to his service with UAL Corporation and United Air Lines, he was Senior Vice President of Finance, Chief Financial Officer and Treasurer of AMR Corporation (1985-1988), and Senior Vice President of Finance and Chief Financial Officer of American Air Lines (1985-1988). Mr. Pope was named Chairman of the Board of MotivePower Industries, Inc. in 1995.
               Mr. Pope is also a member of the Board of Directors of Wallace Computer Services, Inc., and Medaphis Corporation.

               H. MICHAEL SEKYRA, 55. Chief Executive Officer of Auricon Beteiligungs-AG and Chairman of the Supervisory Board of Boehler Uddeholm AG.
[PHOTO] Dr. Sekyra has served as a director of the Corporation since 1991. He is a member of the Compensation, Nominating, and Pension Committees.
               Dr. Sekyra, a native of Austria, is Chief Executive Officer of Auricon, a machinery and engineering group, with companies in Austria, Germany and the United Kingdom. He is also Chairman of Boehler Uddeholm, one of the world's leading companies in tool and speed steel. Boehler Uddeholm successfully went public in 1995.
               From 1986 until 1993, Dr. Sekyra was head of the Austrian State Industry, where he conducted a massive restructuring program and prepared the group for privatization.
               Dr. Sekyra holds a number of board positions in banking and industrial enterprises.

               ROBERT S. MILLER, JR., 55. Vice Chairman of the Board, Morrison Knudsen Corporation.
[PHOTO] Mr. Miller has served as a director of the Corporation since 1993. He served as Acting Chief Executive Officer and as Chairman of the Executive and Finance Committee following the resignation of Mr. Dennis J. Gormley as Chairman, Chief Executive Officer and President, until the election of Mr. Snell as Chairman, Chief Executive Officer and President and as Chairman of the Executive and Finance Committee. He is a member of the Audit and Nominating Committees.
               Mr. Miller was Executive Vice President and Chief Financial Officer of Chrysler Corporation from 1981 to 1990 and Vice Chairman of the Board of Chrysler from 1990 to 1992. In 1992, Mr. Miller joined the investment banking firm of James D. Wolfensohn in New York City as Senior Partner until 1993, when he left to join Moore Mill and Lumber Company, a privately held timber business in Oregon, as Vice President and Treasurer and as a member of the Board of Directors. In 1995, he was named Chairman of the Board of Directors of Morrison Knudsen Corporation, which position he held until September 1996, when he became its Vice Chairman.
               Mr. Miller is also member of the Board of Directors of Fluke Corporation, Pope & Talbot, Inc., Coleman Company, and Symantec Corp.

               ANTONIO MADERO, 59. Founder, Chairman of the Board and Chief Executive Officer, SANLUIS Corporacion S.A. de C.V. ("Sanluis").
[PHOTO] Mr. Madero has served as a director of the Corporation since February 1994. He is a member of the Audit, Nominating and Pension Committees.
               Mr. Madero founded Sanluis and has served as its Chairman of the Board and Chief Executive Officer since 1979. Sanluis is a Mexican holding company with interests in gold, silver, mining and auto parts.

               Mr. Madero is also a member of the Boards of Directors of Grupo Financiero Inverlat, S.A., of Cydsa, S.A. de C.V., Grupo Embotelladoras Unidas, S.A. de C.V., Alfa, S.A. de C.V., Grupo Industrial Saltillo, S.A. de C.V., Fondo Opcion, S.A. de C.V., Grupo Industrial Durango, S.A. de C.V., Seguros Comercial America, S.A., Grupo Posadas, S.A. de C.V., Banca Quadrum, S.A. de C.V., Banca Chase (Mexico) S.A. and a member of the International Advisory Committee of The Chase Manhattan Bank.

The Corporation's Board of Directors met nine times during 1996. During 1996, all directors attended more than 75% of the aggregate number of meetings of the Board of Directors and the standing committees on which they served during the period in which they served as directors, except for Mr. Madero, who had conflicting commitments outside the United States.

The Board has, among others, standing Audit, Compensation and Nominating Committees. The functions performed by these committees are as follows:

AUDIT COMMITTEE. The Audit Committee held six meetings during 1996. This Committee (a) annually recommends to the Board independent accountants to serve as auditors of the books, records and accounts of the Corporation and its consolidated subsidiaries, (b) reviews the scope of the independent accountants' audits, (c) reviews the independent accountants' audit reports, management letters and fees and takes such action with respect thereto as it deems appropriate, (d) reviews the annual program of the internal auditing staff, (e) reviews transactions and proposed transactions between the Corporation and its officers, directors or principal shareholders or between the Corporation and another company for which such officers, directors or principal shareholders serve in similar capacities and determines whether such transactions serve the best interest of the Corporation and its shareholders and should be continued or eliminated, and (f) reviews such special reports and comments as may be submitted by management or the internal auditing staff.

COMPENSATION COMMITTEE. The Compensation Committee met six times during 1996. This Committee (a) recommends to the Board the remuneration of officers of the Corporation, (b) establishes the formula used to determine the amount available for awards for members of the Corporation's Advisory Board under the 1977 Supplemental Compensation Plan and recommends to the Board amounts to be paid under such Plan as supplemental compensation to officers, (c) recommends to the Board the granting of stock options to officers and other employees,
(d) recommends to the Board changes in the various compensation, benefit and stock option plans of the Corporation, (e) periodically examines the compensation and benefit structure of the Corporation for key employees to determine that the Corporation is rewarding its executive personnel in a manner consistent with sound business practices, and (f) performs such other duties as are its responsibility under the various compensation, benefit and stock option plans of the Corporation that are applicable to officers.

NOMINATING COMMITTEE. The Nominating Committee met twice during 1995. This Committee (a) recommends, when it deems appropriate, increasing or decreasing the number of members of the Board, (b) evaluates persons considered for nomination as directors, including current directors, and recommends to the Board the persons who should be considered for election as directors, (c) maintains for future use a current list of qualified candidates for nomination to the Board, (d) reviews and recommends to the Board the annual compensation to be paid to non-employee directors, (e) recommends to the Board the names of directors to serve each year on the standing committees of the Board, and (f) reviews periodically with the Chief Executive Officer his plan for management's succession. The Committee will consider shareholder nominees for election at the 1998 Annual Meeting provided that such nominations are submitted in writing to the Secretary of the Corporation during the period beginning January 23, 1998 and ending February 22, 1998, together with the written consent of such nominees, the name, address and number of shares owned by the proponent, and all information required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. Such dates are subject to change if the date of the 1998 Annual Meeting is significantly different from the date of the 1997 Annual Meeting. Reference is made to the Corporation's Bylaws for a complete description of the procedures to be followed by shareholders in submitting nominations for the Board of Directors.

COMPENSATION OF DIRECTORS. Directors who are not employees of the Corporation (currently six directors) are paid cash retainers of $4,000 for each calendar quarter. In addition, they are paid fees for attending Board meetings of $1,000 per meeting. They also are paid fees for attending meetings of Committees of the Board of $700 per Committee meeting, if such meeting is held on the same day as a Board meeting, and $800 if it is not. Committee chairmen receive an additional $250 for each Committee meeting attended. A plan permitting directors to defer compensation is available to all directors who are not employees of the Corporation. Any deferred compensation remains part of the general funds of the Corporation and, until paid to the director or his beneficiary, will earn interest at a rate per annum equal to the 10-year U.S. Treasury Bill rate plus 1% or, at the director's option, will be valued as though invested in the Corporation's Common Stock. In addition, Mr. Hills was paid a fee of $20,000 and received 5,000 restricted shares of Common Stock and an option to purchase 10,000 shares of Common Stock at an option price of $21.1875 per share for his service as Chairman of the Board of Directors. The restricted shares vest in one-fifth increments on September 30, 1997, 1998, 1999, 2000 and 2001. The option is immediately exercisable and expires on September 29, 2006.

In addition to the cash portion of the annual retainer, for the 5-year period beginning January 1, 1996, each non-employee director on such date was credited by the Corporation in the Non-Employee Director Deferred Compensation Plan with a lump sum deposit of $25,000, representing an annual increase in the director's retainer fee of $5,000 over the 5-year period. The amount is valued as though invested in the Corporation's Common Stock and vests at the rate of 20% of the amount for each year of service beginning on January 1, 1996.

During 1993, the Corporation implemented the Non-Employee Director Stock Award Plan (the "Award Plan") which was approved by shareholders in 1994. Under the Award Plan, current directors who are not employees of the Corporation received a one-time grant of 1,000 shares of Common Stock (subject to transfer restrictions lapsing over 5 years) on the date the Board approved the Award Plan and future directors who are not employees of the Corporation will receive a similar grant at the time they first become directors. The Award Plan also permits non-employee directors to elect to receive all or a portion of their annual retainer fees in Common Stock in lieu of cash.

Under the Corporation's Directors' Retirement Income Plan as amended, a former director who was a member of the Board on or after January 1, 1985, and who has never been an employee of the Corporation, is entitled to receive quarterly an amount equal to the amount of the quarterly retainer payable to the Corporation's non-employee directors as established by the Board and in effect on the date such person ceases to be a director. A director will be credited with a quarter-year of service for each 3-month period or part thereof during which the director served continuously as a member of the Board. Such amount is payable to the retired director or his surviving spouse over a period of time which commences on such date and expires on the expiration of a period of time equal to the number of quarter-years of the director's service on the Board. In the event that a director with 5 or more years of service on the Board dies before retiring, the director's surviving spouse will receive a lump sum payment equal to 5 times the annual retainer in effect on the date of death.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS OF THE CORPORATION. Directors will be elected by a plurality of the votes cast.

             II. APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors recommends that the shareholders approve the Board's appointment of the accounting firm of Ernst & Young LLP as independent accountants to audit the financial statements of the Corporation and its consolidated subsidiaries for the year 1997. The firm has conducted the audits for the Corporation for many years. If the appointment is not approved, the Board of Directors will appoint another independent accounting firm to audit the financial statements of the Corporation and its consolidated subsidiaries for the year 1997 without further action by the shareholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions of shareholders. Such representatives will have the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENTS OF THE CORPORATION AND ITS CONSOLIDATED SUBSIDIARIES FOR THE YEAR 1997.

               III. APPROVAL OF THE 1997 LONG TERM INCENTIVE PLAN

At the Annual Meeting, the shareholders will consider and act upon a proposal to adopt the Federal-Mogul Corporation 1997 Long Term Incentive Plan (the "Plan"). On February 4, 1997, the Compensation Committee adopted the Plan and recommended its approval by the Board of Directors. On February 5, 1997, the Board of Directors also adopted the Plan, subject to approval by the shareholders. The Plan will become effective immediately upon approval by the shareholders and will terminate 5 years after its effective date. The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating officers and employees and to provide it with the ability to offer incentives more directly linked to the profitability of its business and increases in shareholder value.

Description of the Plan

Set forth below is a summary of certain important features of the Plan, which summary is qualified in its entirety by reference to the copy of the plan attached as Exhibit A to this Proxy Statement:

Administration. The Plan will be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"). Among other things, the Committee will select officers and employees to whom awards may be granted, determine the type of award and the number of shares of Common Stock to be covered by each award, and determine the terms and conditions of such awards. The Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it deems advisable, to interpret the terms and provisions of the Plan and any awards issued thereunder and otherwise to supervise the administration of the Plan. All decisions made by the Committee will be final and binding.

No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith respecting the Plan or any award granted thereunder.

The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

Eligibility. All officers and employees of the Corporation designated by the Committee may be granted awards under the Plan. No grant will be made to a director who is not an officer or a salaried employee. The Board currently estimates that approximately 3,200 persons may participate in the Plan.

Plan Features. The Plan authorizes the grant of awards covering up to 1,300,000 shares of the Corporation's Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock and performance units; provided that awards of restricted stock shall not exceed 130,000 shares. No participant may be granted awards (including awards that expire or terminate unexercised) covering more than 350,000 shares of Common Stock over the life of the Plan. Subject to the foregoing limits, the shares available under the Plan may be divided among the various types of awards and participants as the Committee sees fit. The shares subject to grant under the Plan are to be made available from authorized but unissued shares or from treasury shares. Awards may be granted for such terms as the Committee may determine, except that the term of an ISO may not exceed 10 years from its date of grant. No awards outstanding on the termination date of the Plan shall be affected or impaired by such termination. Awards will not be transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options, pursuant to a qualified domestic relations order or a gift to an optionee's children. The Committee has broad authority to fix the terms and conditions of individual agreements with participants.

If an award for any reason expires or is terminated, the shares covered by the unexercised portion of the award shall be available for the grant of other awards.

Several types of awards may be made under the Plan, as follows:

Stock Options. The Committee may grant options to purchase Common Stock at an exercise price of not less than 100% of its fair market value on the date of grant. Optionees, with the approval of the Committee, may pay the exercise price in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or the Corporation. The term of options shall be determined by the Committee, but may be no longer than 10 years from the date of grant in the case of ISOs. The Committee also has the discretion to cash out options upon their exercise. The Committee will determine the times and other conditions under which options will become exercisable, and the extent to which options will be exercisable after the optionee's employment terminates. Generally, options will terminate upon the optionee's termination of employment for Cause (as defined in the Plan), and will remain exercisable for not more than 3 years after the optionee's death, not more than 3 years after the optionee's employment terminates because of disability, not more than 5 years after the optionee's retirement, and not more than 3 months after the optionee's employment terminates for any other reason. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is tax treatment. See "Federal Income Tax Consequences", below. The Plan prohibits reissuance and repricing of stock options.

SARs. The Committee may grant SARs in conjunction with all or part of any stock option. An SAR will entitle the optionee, in lieu of exercising an option, to receive the excess of the fair market value of a share of stock on the date of exercise over its option price multiplied by the number of shares for which the optionee is exercising the SAR. Such amount will be paid to the holder in stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine. An SAR may be granted as an alternative to a previously or contemporaneously granted nonqualified option, but may only be granted upon grant of an ISO. Because an SAR is an alternative to an option, the option will be canceled to the extent that the SAR is exercised, and the SAR will be canceled to the extent the option is exercised.

Restricted Stock. The Committee may grant restricted stock to individuals with such restriction periods and/or performance goals as the Committee may designate. These performance goals must be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, return on assets, return on equity, return on invested capital, shareholder value, economic value added, shareholder return and/or total shareholder return, achievement of cost control, production targets or the price of the Common Stock of the Corporation. Such performance goals also may be based on the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other corporations. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant and may relate to the Corporation as a whole or to the subsidiary, business unit, division or department by or within which the participant is employed. During the restriction period, the Committee may require that the stock certificates representing restricted shares be held by the Corporation. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Unvested restricted stock is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock.

Performance Units. The Committee may grant performance units payable in cash or shares of Common Stock, conditioned upon continued service and/or the attainment of Performance Goals (based on one or more of the factors and applied to individual participants as described in the section entitled "Restricted Stock" above) determined by the Committee during an award cycle. An award cycle consists of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance units are to be earned. While the Committee has wide discretion in determining how performance units will be paid at the end of a cycle, such payment will generally be based on (a) the number of performance units earned as a result of the attainment of Performance Goals, in which case, at the conclusion of a particular award cycle, the Committee will determine the number of performance units granted to a participant that have been earned and will deliver to such participant (i) the number of shares of Common Stock equal to the number of performance units determined by the Committee to have been earned and/or (ii) the cash equal to the fair market value of such shares; and/or (b) the value of performance units awarded determined with reference to the achievement of Performance Goals, in which case at the conclusion of a particular award cycle, the Committee will deliver to such participant (i) the number of shares of Common Stock, valued at the fair market value of such shares, equal to such value of the performance units and/or (ii) cash equal to the value of such performance units; provided that the maximum value of cash and property that any participant may receive in any year with respect to performance units is $3,000,000. The Committee may, in its discretion, permit participants to defer the receipt of performance units or payment therefor, provided that the election is made prior to the commencement of the applicable award cycle.

The Committee will determine the officers and employees to whom, and the time or times at which, performance units will be awarded, the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is terminated (other than for Cause) or in the event of the participant's retirement, the Committee will have discretion to waive, in whole or in part, any or all remaining payment limitations, provided, however, that the satisfaction of any applicable Performance Goals by an employee who has been determined by the Committee to be subject to Section 162(m) of the Internal Revenue Code (see "Federal Income Tax Consequences", below) cannot be waived unless such employee's employment is terminated by death, disability or Change in Control (as defined in the Plan).

Amendment and Discontinuance. The Plan may be amended, altered or discontinued by the Board of Directors, but no amendment, alteration or discontinuance may be made that would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except an amendment made to qualify the Plan, any award or option granted thereunder or any transaction with officers occurring thereunder for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, or

(ii) disqualify the Plan or any award or transaction occurring thereunder from such exemption. Except as expressly provided in the Plan, no such amendment to the Plan shall be made without shareholder approval to the extent such approval is required by law or agreement.

In the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as a merger, consolidation, separation, spin-off or other distribution of property, or a reorganization or partial or complete liquidation of the Corporation, the Committee or the Board may make such substitution or adjustment in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee or the Board, in its sole discretion. In the event of a Change in Control, as defined in the Plan, (i) any SARs and stock options outstanding as of the date of the Change in Control which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions and deferral limitations applicable to restricted stock will lapse and such restricted stock will become free of all restrictions and fully vested, (iii) all performance units will be considered to be earned and payable in full and any deferral or other restrictions will lapse and such performance units will be settled in cash as promptly as practicable, and (iv) stock options may be surrendered, subject to certain limitations, at any time during the 60-day period following a Change in Control, for a cash payment (or, in certain circumstances, an equivalent number of shares of Common Stock) equal to the spread between the exercise price of the option and the Change in Control Price (as defined in the Plan).

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the federal income tax consequences relating to stock options, SARs, restricted stock and performance units. The laws governing tax aspects of such awards are highly technical and such laws are subject to change.

  A. Nonqualified Options and SARs. Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and the Corporation will not be entitled to a deduction. Upon the exercise of such an option or SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is generally used. The Corporation, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

  B. ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of an ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (a) 2 years from the date of grant of the ISO or (b) 1 year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Corporation is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

  C. Restricted Stock. Generally, a grant of restricted stock will be taxed as compensation income at the date on which the restrictions imposed on the shares expire; any dividends paid on stock subject to the restrictions are also compensation income to the participant. The Corporation is generally entitled to an income tax deduction for compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Internal Revenue Code ("IRC") (see below).

  D. Performance Units. A participant who has been granted a performance unit award will not realize taxable income until the applicable award cycle expires and the participant receives the stock subject to the award or an equivalent amount of cash, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Corporation generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of IRC Section 162(m) (see below).

The Plan has been designed to take into account tax laws that impose limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executives. IRC Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and the four other most highly compensated officers of a public corporation (the "Covered Officers"). Certain types of compensation, including options granted with a fair-market-value exercise price, and performance-based stock awards, are generally excluded from this deduction limit. In an effort to ensure that awards and payments under the Plan will qualify for the exclusion for performance-based compensation, the Plan is being submitted to shareholders for approval at the 1997 Annual Meeting. By approving the Plan, the shareholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein for purposes of IRC Section 162(m).

The Plan contains provisions deferring the delivery of cash and/or property otherwise deliverable to a Covered Officer under the Plan to the extent that delivery of such amounts would cause the compensation of such Covered Officer in any year to be nondeductible as a result of the operation of IRC Section 162, unless the Compensation Committee determines otherwise; however, the occurrence of a Change in Control will require, and the death of an optionee generally will require, that all undelivered cash and/or property be immediately delivered and that all cash and/or property deliverable as a result of such Change of Control be delivered as required by the Plan, with the result that there may be paid compensation that is not deductible by the Corporation as a result of the operation of IRC Section 162(m). The Committee may grant awards (other than options) under the Plan that are not subject to performance goals and therefore will not qualify as performance-based compensation for purposes of IRC Section 162(m). The Committee is required to establish performance goals within the period required by IRC Section 162(m) and the rules and regulations thereunder in order to permit compensation under the Plan to be deductible by the Corporation.

New Plan Benefits

It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Plan if the Plan is approved or what benefits or amounts would have been received by or allocated to any person or group of persons for the last fiscal year if the Plan had been in effect.

Vote Required

Approval of the Federal-Mogul 1997 Long Term Incentive Plan requires the affirmative approval of the holders of a majority of the shares of the Corporation's Common Stock and its Series C ESOP Preferred Stock, voting as one class, present in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE PLAN IS IN THE BEST INTEREST OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED FEDERAL-MOGUL CORPORATION 1997 LONG TERM INCENTIVE PLAN.

                   IV. INFORMATION ON EXECUTIVE COMPENSATION

Set forth below is information concerning annual and long-term compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 1996, 1995 and 1994, for (i) each person who served as Chief Executive Officer during 1996, (ii) the four most highly compensated executive officers of the Corporation (other than persons who served as its Chief Executive Officer) serving on December 31, 1996, and (iii) a person who would have been one of said four most highly compensated executive officers but for the fact that he was not serving as an executive officer on December 31, 1996.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                  Annual Compensation           Long Term Compensation Awards
                           --------------------------------- ---------------------------------------
                                                                           Performance   Securities
                                                Other Annual Restricted       Stock      Underlying     All Other
   Name and Principal           Salary   Bonus  Compensation   Stock         Awards     Options/SARs Compensation(a)
        Position           Year   ($)     ($)       ($)      Awards ($)       (No.)         (No.)          ($)
-------------------------  ---- ------- ------- ------------ ----------    -----------  ------------ ---------------
R.A. Snell(b),(c),(d)....  1996 100,000       0       --     1,300,938(e)    57,500(f)    300,000         992,610(g)
Chairman of the Board,
Chief Executive Officer
and President
R.S. Miller, Jr.(b),(d)..  1996 140,000       0       --             0            0             0               0
Acting Chief Executive
 Officer
D.J. Gormley(b)..........  1996 531,674       0       --             0            0             0       1,679,948(h)
Chairman of the Board,
 Chief                     1995 588,848       0       --       365,000(i)    80,000(j)          0         101,279
Executive Officer and
 President                 1994 557,388 400,000       --       100,000(k)         0             0          87,118
A.C. Johnson(b),(c)......  1996 261,605  75,000    28,344            0            0             0          26,113
Executive Vice President   1995 229,993       0       --       273,750(i)    25,000(j)          0          26,272
                           1994 181,092  56,000    33,915(l)    14,000(k)         0             0          13,473
W.A. Schmelzer(b),(c)....  1996 222,180  66,000                      0            0                             0
Vice President and Group   1995 212,280       0       --        54,750(i)     7,000(j)          0          33,571
Executive--Engine and      1994 194,280  70,000       --        17,500(k)         0             0          32,240
Transmission Products
R.E. Slone(b),(m)........  1996 215,004       0       --             0            0             0           8,822
Vice President--           1995 149,999       0       --       171,500(n)    20,500(o)          0           2,375
Process Development and
Change Management
T.W.
 VanHimbergen(b),(d),(p).  1996 233,404       0    91,826(q)   281,250(r)    25,000(s)          0          14,261
Senior Vice President and
Chief Financial Officer
W.G. Smith(c)............  1996 326,671       0       --             0            0             0         235,000(t)
Vice President;            1995 305,882       0       --       273,750(i)    25,000(j)          0          35,017
President--Worldwide       1994 287,402 132,000       --             0            0             0          31,878
Manufacturing Operations

---------------
(a) Includes (i) Corporation Match and ESOP contributions to the Salaried Employees' Investment Program, (ii) contributions under the Supplemental Executive Retirement Program, and (iii) contributions or allocations for split life insurance, which, for 1996 were respectively: R.A. Snell ($0, $0, and $0); R.S. Miller ($0, $0, and $0); D.J. Gormley ($12,000, $34,501, and $18,447);
A.C. Johnson ($10,459, $6,493, and $9,161); W.A. Schmelzer ($8,887, $7,664, and
$11,519); R.E. Slone ($6,092, $0, and $2,730); T.W. VanHimbergen ($0, $0, and
$14,261); and W.G. Smith ($7,448, $11,000, and $9,835).
(b) Aggregate restricted stock holdings at December 31, 1996, and the market value of such holdings at such date, based upon the closing market price of $22.00 per share on such date, are as follows: R.A. Snell--115,000 shares/$2,530,000; R.S. Miller, Jr.--0 shares/$0; D.J. Gormley--0 shares/$0; A.C. Johnson--37,512 shares/$825,264; W.A. Schmelzer--10,040 shares/$220,800;
R.E. Slone--28,100 shares/$618,200; and T.W. VanHimbergen--40,000 shares/$880,000. Dividends are payable on such shares to such individuals when and as declared and such individuals may vote such shares.
(c) The Corporation is a party to Executive Severance Agreements with Messrs. Snell, Johnson, Schmelzer, Slone and VanHimbergen. Benefits thereunder will be payable only if an actual or constructive termination of employment occurs within 36 months following a change in control of the Corporation. Such benefits will consist of amounts up to 2.999 times annualized reported taxable income during the 5-year period preceding the change in control (or, if higher, the highest annual base salary in effect in the 3-year period preceding such occurrence) for those years in which services were performed for the Corporation.

(d) Messrs. Snell, Miller and VanHimbergen first became executive officers of the Corporation in November, September and February 1996, respectively.
(e) Restricted shares of Common Stock awarded November 1, 1996, subject to time-based vesting, valued at the closing price as of such date of $22.625. For a description of the vesting provisions of these shares, see "Certain Related Transactions--Employment Agreement".
(f) Restricted shares of Common Stock awarded November 1, 1996, subject to performance-based vesting. For a description of the vesting provisions of these shares, see "Certain Related Transactions--Employment Agreement".
(g) Includes compensation for certain losses incurred by Mr. Snell, including a loss of $350,000 in bonus compensation that he would have received had he remained with his former employer, and an advance of $600,000 (subject to adjustment in 1997) against losses under certain compensation plans of his former employer as a result of his having terminated his employment with his former employer. See "Certain Related Transactions--Employment Agreement".
(h) Includes $1,600,000 of severance pay received by Mr. Gormley under a Severance Agreement, dated December 27, 1996, between the Corporation and Mr. Gormley in connection with his resignation as an officer, employee and director. Does not include $200,000 paid to Mr. Gormley to compensate him for unused and deferred vacation and in lieu of all other benefits to which he might otherwise be entitled. See "Certain Related Transactions--Severance Agreements".
(i) Restricted shares of Common Stock awarded February 8, 1995, valued at the closing price of $18.25 on their grant date. Shares were awarded as follows:
D.J. Gormley--20,000 shares; A.C. Johnson--15,000 shares; W.A. Schmelzer--3,000 shares; and W.G. Smith--15,000 shares. Awards vest at the rate of 20% of the awards per year for 5 years following the date of grant.
(j) Restricted shares of Common Stock awarded February 8, 1995, subject to performance-based vesting. Awards vest upon the attainment of two conditions:
(i) the minimum average market price of the Corporation's Common Stock is $40 per share for 20 consecutive business days and (ii) 3 years of continuous employment. Awards also vest fully upon retirement, death, total disability or certain changes of control of the Corporation.
(k) Restricted shares awarded on February 8, 1995, as part of 1994 supplemental compensation in lieu of cash, valued at the closing price of $18.25 on their grant date. One third of total shares awarded vests each year following the date of grant.
(l) Includes club initiation fee of $21,649.
(m) Mr. Slone first became an executive officer in 1995. He resigned as an officer in February 1997.
(n) Restricted shares of Common Stock awarded to Mr. Slone as follows: 7,500 on April 26, 1995, and 2,000 on December 6, 1995, subject to time-based vesting, valued at the closing price as of such dates of $17.50 and $20.125, respectively.
(o) Restricted shares of Common Stock awarded to Mr. Slone as follows: 15,000 on April 26, 1995, and 5,000 on December 6, 1995, subject to performance-based vesting. See Note (j) for a description of the conditions for such vesting.
(p) Mr. VanHimbergen resigned as Senior Vice President and Chief Financial Officer on February 21, 1997.
(q) Includes club initiation fees of $72,727.
(r) Restricted shares of Common Stock awarded to Mr. VanHimbergen on February 7, 1996, subject to time-based vesting, valued at the closing price as of such date of $18.75.
(s) Restricted shares of Common Stock awarded to Mr. VanHimbergen on February 7, 1996, subject to performance-based vesting. See Note (j) for a description of the conditions for such vesting.
(t) Also includes $235,000 of severance pay received by Mr. Smith under a Severance Agreement, dated December 1, 1996, between the Corporation and Mr. Smith, in connection with Mr. Smith's resignation as an officer. Does not include $150,000 paid to Mr. Smith to compensate him for unused and deferred vacation and in lieu of all other benefits to which he might otherwise be entitled. See "Certain Related Transactions--Severance Agreements".

STOCK OPTIONS/STOCK APPRECIATION RIGHTS. The following table summarizes information with respect to the grant of stock options during fiscal 1996, all of which were granted without stock appreciation rights.

                                                                              Potential Realizable
                              Individual Grants                                 Value at Assumed
-----------------------------------------------------------------------------   Annual Rates of
                          Number of   Percent of Total                            Stock Price
                          Securities    Options/SARs                            Appreciation For
                          Underlying     Granted to    Exercise or                Option Term
                         Options/SARs   Employees in   Base Price  Expiration --------------------
Name                      Granted (#)   Fiscal Year      ($/Sh)       Date     5% ($)    10% ($)
----                     ------------ ---------------- ----------- ---------- --------- ----------
R.A. Snell..............   300,000          100%         22.625     11/01/06  4,268,622 10,817,527

                     OPTION/SAR GRANTS DURING FISCAL 1996
-------------------------------------------------------------------------------


There were no other grants of options or SARs to any other executive officers or other employees during 1996.

The following table summarizes information with respect to options held by each of the named executive officers as of December 31, 1996. The values shown are hypothetical and depend on the future performance of the Corporation's Common Stock. No stock appreciation rights are outstanding.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
              FISCAL YEAR AND DECEMBER 31, 1996 OPTION/SAR VALUE
-------------------------------------------------------------------------------

                                                Number of Securities
                           Shares              Underlying Unexercised     Value of Unexercised
                         Acquired on  Value    Options/SARs at Fiscal   In-the-Money Options/SARs
                          Exercise   Realized        Year End (#)        at Fiscal Year-End ($)
Name                         (#)       ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----                     ----------- -------- ------------------------- -------------------------
R.A. Snell..............      --        --             -- /300,000                -- /  --
R.S. Miller, Jr.........      --        --             -- /    --                 -- /  --
D.J. Gormley............      --        --         107,500/    --             176,500/  --
A.C. Johnson............    3,500     3,500         13,654/  8,846             17,625/  --
W.A. Schmelzer..........      --        --          24,971/  5,529              1,188/  --
R.E. Slone..............      --        --             -- /    --                 -- /  --
T.W. VanHimbergen.......      --        --             -- /    --                 -- /  --
W.G. Smith..............      --        --          92,700/    --              60,375/  --

RETIREMENT PLANS. Under the Corporation's Personal Retirement Account Plan (the "PRA") benefits are payable upon retirement to salaried employees in the form of a lump-sum or annuity at the employee's election. The PRA is a defined benefit pension plan. Accrued pension benefits for participants are expressed as an account balance. Annual credits of 2, 3, 4, 6 or 8% of earnings are made to participants' accounts based on the employee's age. Earnings are defined as an employee's annualized salary in effect on January 1 of such year. Benefits vest based on a graded 5-year schedule.

Estimated annual retirement benefits that may be provided by the PRA upon retirement at age 65, which is the mandatory retirement age for officers, assuming the employee converts the combined account balances into a single monthly life annuity, are as follows: R.A. Snell--$158,219; R.S. Miller, Jr.-- $0; D.J. Gormley--$207,719; A.C. Johnson--$240,463; W.A. Schmelzer--$110,981;
R.E. Slone--$443,428; T.W. VanHimbergen--$165,801; and W.G. Smith--$94,637.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

On September 17, 1996, Mr. Robert S. Miller, Jr., who then served as Chairman of the Compensation Committee, was elected Acting Chief Executive Officer and President of the Corporation. On that date, he ceased to serve on the Compensation Committee.

CERTAIN RELATED TRANSACTIONS.

Employment Agreement.

The Corporation entered into a 5-year Employment Agreement, dated as of December 1, 1996, with Mr. Richard A. Snell, containing the terms of his employment as Chairman of the Board, Chief Executive Officer and President of the Corporation. Under this Agreement, Mr. Snell receives a base salary of $600,000 per year, subject to increase by the Board. Mr. Snell was paid $350,000 on January 15, 1997, to compensate him for the loss of any bonus that he would have received from his former employer had he remained employed by it. Mr. Snell will also be entitled to participate in the Corporation's 1977 Supplemental Compensation Plan (and any other bonus plans applicable to senior executives of the Corporation). Mr. Snell's bonus compensation for 1997 and subsequent years will be based on objective criteria determined by the Compensation Committee. His target bonus for 1997 has been fixed at $450,000 with a maximum bonus of $675,000; for the 1997 calendar year only, Mr. Snell will receive a minimum guaranteed bonus of $275,000.

Mr. Snell will participate in the Corporation's savings, insurance, welfare benefit and retirement plans, and receive fringe benefits and perquisites, for which other senior executives of the Corporation are eligible. He will not be eligible to participate in the Corporation's Supplemental Executive Retirement Program (the "SERP"). In order to compensate him for any loss of pension benefits caused by his termination of employment with his prior employer to accept employment with the Corporation, and in lieu of his participating in the SERP, the Corporation agreed to pay to him, following his separation from the Corporation, supplemental retirement benefits equal to the difference between (i) the retirement benefits that he would have received under two plans maintained by his former employer if he had remained employed by the former employer until his separation from the Corporation (under the former employer's plans as in effect on December 1, 1996 and based on his combined employment and salary history with the former employer and the Corporation) and (ii) the sum of the amounts that he is entitled to receive under the former employer's plans and the Corporation's Personal Retirement Account Plan. Similar protections from potential loss caused by Mr. Snell's change of employment were provided with respect to death and disability benefits. The Corporation agreed to compensate Mr. Snell to the extent that, by reason of his having terminated his employment with his former employer, he does not receive the full value of certain restricted shares and stock options awarded to him by his former employer. Pursuant to that agreement, the Corporation advanced $600,000 to Mr. Snell December 31, 1996. Later in 1997, either Mr. Snell will reimburse the Corporation for the value of any payment or property received from his former employer or the Corporation will pay Mr. Snell any additional compensation due.

Pursuant to the Agreement, Mr. Snell was granted an option to purchase 300,000 shares of Common Stock at a price per share of $22.625 (the closing price of the Common Stock on November 1, 1996) and awarded 115,000 restricted shares of Common Stock under the 1989 Performance Incentive Stock Plan. One half of the shares subject to the option are subject to time-based exercisability and one half of the restricted shares are subject to time-based vesting, such that options on 30,000 shares become exercisable and restrictions on 11,500 shares terminate on November 1, 1997 and November 1 of each succeeding year (provided that Mr. Snell has been continuously employed by the Corporation on each such date), until all options are exercisable and all restrictions terminate on November 1, 2001. The remaining options and restricted shares are subject to performance-based vesting, such that the options will become exercisable and the restricted shares will vest only if Mr. Snell has been continuously employed by the Corporation from December 1, 1996, until November 1, 2005, provided that these options will become exercisable and these shares will vest earlier, if (i) during the period beginning on November 1, 1996, and ending on November 1, 1997, the closing price for the Common Stock, as reported on the New York Stock Exchange composite tape, averages at least $30.00 per share for 60 consecutive trading days, (ii) during the period beginning on November 1, 1997, and ending on November 1, 1999, the closing price for the Common Stock, as so reported, averages at least $30.00 per share for 20 consecutive trading days, (iii) during the period beginning on November 1, 1999, and ending on November 1, 2000, the closing price for the Common Stock, as so reported, averages at least $35.00 per share for 20 consecutive trading days, and (iv) during the period beginning on November 1, 2000, and ending on November 1, 2001, the closing price for the Common Stock, as so reported, averages at least $40.00 per share for 20 consecutive trading days, provided that, with respect to each such period, Mr. Snell has been continuously employed by the Corporation from December 1, 1996, through the end of that period.

Severance Agreements. On December 27, 1996, the Corporation and Mr. Dennis J. Gormley executed a Severance Agreement respecting termination of his service as an officer, director and employee of the Corporation. Under this agreement, the Corporation paid to Mr. Gormley (i) his base salary of $580,000 per year through October 31, 1996; (ii) $1,600,000 as severance pay; and (iii) $200,000 to compensate him for unused and deferred vacation and in lieu of all other benefits to which he might otherwise be entitled.

As of December 1, 1996, the Corporation and Mr. Wayne G. Smith executed a Severance Agreement respecting the termination of his service as an officer and employee of the Corporation. Under this agreement, the Corporation paid to Mr. Smith (i) his base salary of $370,000 per year through November 30, 1996; (ii) $235,000 as severance pay; and (iii) $150,000 to compensate him for unused and deferred vacation and in lieu of all other benefits to which he might otherwise be entitled.

Under these agreements, (i) Mr. Gormley and Mr. Smith (the "Resigned Officers") each released the Corporation from all claims that he might have against the Corporation arising out of his employment with the Corporation, the severance thereof and, in the case of Mr. Gormley, his service as a director of the Corporation; (ii) provision was made respecting repayment to the Corporation of certain loans described below (see "Loans", below); (iii) the Corporation confirmed the existence of certain rights that had vested in the Resigned Officers under certain retirement plans of the Corporation for its employees and officers; (iv) the Corporation agreed that there would be vested in the Resigned Officers specified unvested awards of restricted shares (27,652 shares vesting in Mr. Gormley and 1,205 shares vesting in Mr. Smith) and that each would receive such shares free of any restrictions; (v) the Corporation agreed to extend the exercise date for stock options owned by them to December 27, 2001, in the case of options owned by Mr. Gormley and to December 1, 1999, in the case of options owned by Mr. Smith (but, as to any such option, not beyond its expiration date); and (vi) the Corporation agreed to pay monthly dues for country club memberships owned by the Corporation and used by the Resigned Officers through December 31, 1996, and to turn the memberships over to them on January 1, 1997.

Loans. Loans under the Federal-Mogul Corporation Key Executive Stock Retention Loan Program (the "Program") were outstanding during 1996 to D.J. Gormley and W.G. Smith in the maximum amount (including accrued interest) of $162,915 and $441,230, respectively. The purpose of the Program is to encourage executives to retain ownership of Federal-Mogul stock and stock options by providing liquidity. Loans under the Program are evidenced by promissory notes and are secured by an assignment of proceeds from the sale of shares of Federal-Mogul Common Stock acquired upon the exercise of employee stock options or the sale of restricted share grants. The maximum term of the loans is 5 years. The Program also provides that interest on the outstanding principal balance of the loans is variable and is reset quarterly based on current broker margin account rates; at December 31, 1996, the interest rate applicable to outstanding principal balances was 8.75% per annum.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Pursuant to rules adopted by the Securities and Exchange Commission, the Compensation Committee of the Corporation's Board of Directors has furnished the following report on executive compensation:

                         Role of Compensation Committee

The Compensation Committee is composed entirely of independent, non-employee directors of the Corporation. The Compensation Committee has supervised the development and implementation of the Corporation's compensation programs and as appropriate, with the assistance of independent compensation consultants, initiated new compensation policies designed to closely align the rewards to senior managers with an increase in the value of the Corporation's stock.

The Compensation Committee makes recommendations to the Board on compensation actions involving its executive officers, selected senior management, and the Chief Executive Officer. The Compensation Committee, which meets at least three times each year, recommends what compensation decisions are to be taken to the Corporation's full Board of Directors which has final authority on such matters. In determining compensation, the Committee considers the recommendations of the Chief Executive Officer, except with respect to his own compensation.

                            Compensation Philosophy

Total compensation plans for senior managers are designed to enable and promote sustained growth in shareholder value.

These goals are achieved by:

 . Direct linkage of short-term and long-term incentive compensation awards to growth in shareholder value.

 . Individual differentiation of rewards based on results against rigorous performance goals.

 . Federal-Mogul Common Stock ownership requirements which promote congruence between senior management and shareholder goals.

 . Straightforward design which balances risk and reward and visibly ties management rewards to growth in shareholder value.

 . Programs of cash and equity designed to attract and retain proven management talent.

When the goals for the Corporation's customers and shareholders are achieved, the compensation at risk programs provide a total package competitive with similar international industry concerns.

                                  Base Salary

The base salary of executive management is determined by market-based surveys provided by an independent consultant and the individual executive's performance, relevant experience and demonstrated capabilities in meeting the requirements of the position. The Chief Executive Officer's base salary is generally determined by the Committee's evaluation of his attainment of stated overall goals and targets for the Corporation and his individual contribution and performance. However, in determining the initial compensation of Mr. Richard A. Snell as Chairman of the Board, Chief Executive Officer and President, the Committee considered instead the levels of base salary and other compensation that would be necessary in order to induce him to accept the offer of those positions.

In addition, with respect to the pension benefits to be received by Mr. Snell upon his retirement, the Committee determined, in light of the relatively small amount of service likely to be accrued by Mr. Snell with the Corporation prior to his retirement, that the pension benefit that he should receive from the Corporation and his former employer should together at least be equal to the pension benefit that he would have received if he had remained with his former employer for the period of his employment with the Corporation.

                           Supplemental Compensation

The Corporation's Supplemental Compensation Program provides the opportunity for annual incentive awards to its senior managers and executive officers, including the Chief Executive Officer. Each year targeted goals are set with the recommendation of the Compensation Committee. If met, such goals create a plan fund of a certain amount. The fund is adjusted based upon attainment of the target and reduced if the target is not met. In 1996, the targeted goal was based on return on assets. Actual 1996 return on assets was below the targeted minimum standard. As a result, supplemental compensation was not awarded.

                        Long-Term Incentive Compensation

In 1996 and previous years, Long-Term Incentive Compensation for the Corporation's executive officers was awarded in stock options and restricted stock. Periodic grants of stock options and awards of restricted stock were made to executive officers based on their contribution to the long-term direction and success of the organization. The grant price was regularly set at or above the market price average of the Corporation's Common Stock on the day of the grant.

In 1995, the Committee granted awards of restricted stock to executives, with vesting requirements designed to encourage a dramatic increase in the price of the Corporation's Common Stock. Approximately 80% of the total number of restricted shares awarded will vest only if two requirements are met: (i) the price of Common Stock attains a minimum average price of $40 per share for 20 consecutive business days, and (ii) the individual is continuously employed by the Corporation for 36 months. The remaining shares awarded vest in equal amounts annually over 5 years. All shares will vest immediately upon retirement, death, total disability or in the event of certain changes of control of the Corporation.

During 1996, there were very few grants of stock options and restricted stock under the Corporation's plans. Mr. Richard A. Snell was awarded stock options covering 300,000 shares of Common Stock and 115,000 restricted shares in connection with his agreement to serve as the Corporation's Chairman of the Board, Chief Executive Officer and President and 60,000 restricted shares were awarded to newly hired executives. There were otherwise no stock options granted and only 600 restricted shares awarded during 1996.

In 1996 and early 1997, the Committee reviewed the Corporation's long-term incentive programs and determined that the Corporation should adopt a new plan under which the Committee would have greater flexibility in linking executive compensation to corporate and individual performance and in particular increased shareholder value. As a result, it adopted the 1997 Long Term Incentive Plan and recommended that the Board of Directors approve it at the Committee's February 5, 1997 meeting.

                      Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code disallows deductions for compensation in excess of $1 million per year to the Chief Executive Officer and four other most highly compensated executives of the Corporation (the "Covered Officers"), unless such compensation is performance based. The Committee intends that all incentive or long-term compensation payable to Covered Officers will be performance based. The Committee does not expect that compensation payable to Covered Officers in the foreseeable future will be nondeductible as a result of Section 162(m).

                            COMPENSATION COMMITTEE

                           /s/ J.J. Fannon, Chairman
                            /s/ J.C. Pope
                            /s/ H.M. Sekyra

March 4, 1997

                            STOCK PERFORMANCE CHART

The graph below compares the cumulative total shareholder return on the Corporation's Common Stock for the Corporation's last five fiscal years with the cumulative total return of the S&P Composite-500 Stock Index and the Dow Jones Total Return Index-Automobile Parts and Equipment, excluding rubber and tire companies. The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


                             [GRAPH APPEARS HERE]

                          12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
                          -------- -------- -------- -------- -------- --------
Federal-Mogul Corpora-
 tion....................   100      114      209      147      147      169
Dow Jones Equity Market..   100      109      119      120      166      206
Dow Jones Auto Aftermar-
 ket.....................   100      128      168      147      182      207

                         V. INFORMATION ON SECURITIES

Only holders of the Corporation's Common Stock and of its Series C ESOP Convertible Preferred Stock of record at the close of business on February 28, 1997, will be entitled to vote at the Annual Meeting or any adjournment thereof. On such date there were outstanding 35,045,109 shares of Common Stock and 835,989 shares of Series C ESOP Convertible Preferred Stock, which constitute all of the outstanding voting securities of the Corporation. The Common Stock and the Series C ESOP Convertible Preferred Stock will vote together as a single class on all matters to be voted upon at the Annual Meeting. The holders of shares of Common Stock are entitled to cast one vote per share on all matters to be acted upon, and the holders of shares of Series C ESOP Convertible Preferred Stock are entitled to cast two votes per share on each such matter. Accordingly, there will be 36,716,905 votes eligible to be cast upon each matter to be voted upon at the Annual Meeting.

STOCK OWNERSHIP OF MANAGEMENT. As of February 28, 1997, shares of the Corporation's Common Stock and its Series C ESOP Convertible Preferred Stock were owned beneficially by its directors and officers as set forth in the following tables.

COMMON STOCK

                                                  Number of
                                                    Shares     Deferred
                                                 Beneficially   Stock
Name                                            Owned(a)(b)(c) Units(d)  Total
----                                            -------------- -------- -------
Directors:
  R.A. Snell...................................    115,000(e)      --   115,000
  J.J. Fannon..................................      1,262       7,684    8,946
  R.M. Hills...................................     20,100      37,740   57,840
  A. Madero....................................      1,050       3,774    4,824
  R.S. Miller, Jr. ............................      2,000(f)    1,235    3,235
  J.C. Pope....................................      5,900(f)    7,652   13,552
  H.M. Sekyra..................................      4,424       1,235    5,659
Non-Director Officers:
  A.C. Johnson.................................     57,300(e)      --    57,347
  W.A. Schmelzer...............................     35,955(e)      --    35,955
  All directors and officers as a group (19
   persons, including those named above).......    915,098      59,320  974,418

----------------
(a) Unless otherwise indicated, beneficial owners have sole voting power and sole investment power with respect to all shares.
(b) Includes shares which may be acquired by the exercise of stock options granted by the Corporation and exercisable on or before April 30, 1997: A.C. Johnson--13,654 shares; W.A. Schmelzer--24,971 shares; and all officers as a group--266,841 shares. The shares issuable to each of the foregoing individuals upon exercise of their options were regarded as outstanding for calculating the percentage of Common Stock beneficially owned by such individual.
(c) As of February 28, 1997, each officer and director owned less than 1% of the outstanding shares of Common Stock.
(d) Deferred Stock Units--Under a plan adopted by the Board of Directors, non-employee directors may elect to defer receipt of all or a portion of their compensation by converting amounts deferred into units valued as though invested in Common Stock. These stock units are credited with dividend equivalents in the form of additional stock units. Amounts also include 1,235 restricted deferred stock units awarded to each non-employee director; such units vest over 5 years.
(e) Includes 115,000 shares of restricted stock granted under the 1989 Performance Incentive Stock Plan to R.A. Snell; 37,511 shares to A.C. Johnson; 10,039 shares to W.A. Schmelzer; and 278,926 shares to officers as a group.
(f) Mr. Miller shares voting power with respect to 1,000 such shares; Mr. Pope shares voting power with respect to 400 such shares.

SERIES C ESOP CONVERTIBLE PREFERRED STOCK

                                                                     Number of
                                                                       Shares
                                                                    Beneficially
Name                                                                Owned(a),(b)
----                                                                ------------
R.A. Snell........................................................       --
A.C. Johnson......................................................     1,043
W.A. Schmelzer....................................................       667
All other directors...............................................       --
All directors and officers as a group (19 persons, including those
 named above).....................................................     7,049

----------------
(a) Shares allocated to personal accounts under the Salaried Employees' Investment Program of the Corporation. Participants share dispositive power over such shares with the Trustee for the Program. Such shares are voted (at the rate of two votes per share) by the Trustee in accordance with instruction from participants. Only directors who are employees of the Corporation (or were at the time such shares were issued) are eligible to receive Series C ESOP Convertible Preferred Stock.
(b) Less than 1% of the class of Series C ESOP Convertible Preferred Stock for any one director or officer.

OTHER BENEFICIAL OWNERS. Each person listed in the table below has filed a
Schedule 13G with the Securities and Exchange Commission or otherwise has informed the Corporation that it "beneficially owned" more than 5% of the Common Stock as of December 31, 1996. The Corporation knows of no person or group beneficially owning more than 5% of the Common Stock, except as noted below.

                                                            Number of Percent of
Name and Address of Beneficial Owner                         Shares    Class(a)
------------------------------------                        --------- ----------
The Capital Group Companies, Inc. (b)...................... 6,449,040   18.4%
333 South Hope Street
Los Angeles, CA 90071
FMR Corp. (c).............................................. 3,044,585    8.7%
82 Devonshire Street
Boston, MA 02109
Janus Capital Corporation (d).............................. 3,006,175    8.6%
100 Fillmore Street
Denver, CO 80206

----------------
(a) Percentages are calculated based on outstanding shares of Common Stock as of February 28, 1997, of 35,045,109 shares and assume conversion of the Corporation's Series C ESOP Convertible Preferred Stock or $3.875 Series D Convertible Exchangeable Preferred Stock, as noted below.
(b) According to a Schedule 13G filed by The Capital Group Companies, Inc., as of December 31, 1996, it had beneficial ownership of 6,449,040 shares of the Corporation's Common Stock as follows: Capital Guardian Trust Company, a bank and one of its operating subsidiaries, had beneficial ownership of 2,205,990 of said shares; Capital Research and Management Company, a registered investment adviser and one of its operating subsidiaries, had beneficial ownership of 3,005,000 of said shares; and the remaining shares were reported as being beneficially owned by other subsidiaries of The Capital Group Companies, Inc., none of which by itself owns 5% or more of the outstanding securities. These shares include 872,010 such shares resulting from the assumed conversion of 313,900 shares of the Corporation's $3.875 Series D Convertible Exchangeable Preferred Stock.
(c) According to a Schedule 13G filed by FMR Corp., as of December 31, 1996, it had beneficial ownership of 3,044,585 shares of the Corporation's Common Stock, as follows: Fidelity Management & Research Company, a registered investment adviser and one of its subsidiaries, had beneficial ownership of 2,874,653 such shares; and Fidelity Management Trust Company, a bank and one of its subsidiaries, had beneficial ownership of 169,932 such shares. These shares include 114,731 such shares resulting from the assumed conversion of 41,300 shares of the Corporation's $3.875 Series D Convertible Exchangeable Preferred Stock.
(d) According to a Schedule 13G filed by Janus Capital Corporation, as of December 31, 1996, it had beneficial ownership of 3,006,175 shares of the Corporation's Common Stock, as follows: Janus Fund, an investment company, had beneficial ownership of 2,637,000 such shares; and the remaining shares were reported as being beneficially owned by one or more other subsidiaries of Janus Capital Corporation, none of which by itself owns 5% or more of the outstanding securities.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors and beneficial owners of more than 10% of the Corporation's Common Stock to file reports of such ownership and changes thereof with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, Inc., and the Pacific Stock Exchange, Inc. Rules of the SEC require such officers, directors and beneficial owners to furnish the Corporation with copies of all filings made by them pursuant to Section 16(a).

Based solely upon its review of copies of such filings received by it since January 1, 1996, and written representations from certain persons that no filings pursuant to Section 16(a) on Form 5 were required to be made by them, the Corporation believes that all such officers, directors and beneficial owners complied with all such applicable filing requirements during 1996.

                             VI. OTHER INFORMATION

A proxy may be revoked at any time before its exercise upon written notice to the Secretary of the Corporation. Unless revoked, the shares represented by the proxy will be voted in accordance with the specifications made. If no specifications are made, such shares will be voted for the election of directors as proposed in this Proxy Statement, in favor of the approval of the appointment of Ernst & Young LLP as independent accountants to audit the financial statements of the Corporation and its consolidated subsidiaries for 1996 and in favor of the approval of the 1997 Long Term Incentive Plan.

Shares for which proxies are marked "abstain" will be treated as shares present for the purpose of determining the presence of a quorum. Proxies relating to "street name" shares that are voted by brokers on only some of the matters to be considered and acted upon at the Annual Meeting will nevertheless be treated as present for purposes of determining the presence of a quorum, but will not be entitled to vote on any such matter as to which the broker does not have discretionary voting power and has not received instructions from the beneficial owner ("broker non-votes"). In tabulating the vote on the election of directors, the approval of the appointment of independent accountants and the approval of the 1997 Long Term Incentive Plan, abstentions and broker non-votes will be treated as votes not cast.

The form of proxy used in the solicitation pursuant to this Proxy Statement names R.A. Snell, R.M. Hills and J.J. Fannon, and each of them, with full power of substitution, as proxies for the shareholders, with power to vote their shares at the Annual Meeting and any adjournment thereof. The Board of Directors does not intend to present any other matters at the meeting. However, should any other matters properly come before the meeting, it is the intention of such proxy holders to vote the Proxy in accordance with their best judgment.

All costs of solicitation of proxies will be borne by the Corporation. In addition to solicitation by mail, the officers and employees of the Corporation, who will receive no additional compensation therefor, may solicit proxies personally or by telephone. Also, the Corporation has engaged the firm of D.F. King & Co., Inc., to solicit proxies; the Corporation estimates that the cost thereof will be approximately $7,000 plus reasonable expenses, costs and disbursements. The Corporation will reimburse brokers, custodians, nominees and fiduciaries for their expenses in mailing proxy materials.

The Annual Report of the Corporation to shareholders, including financial statements, for the fiscal year ended December 31, 1996, has been sent to all shareholders with this Proxy Statement. The Annual Report does not form any part of the material utilized in the solicitation of proxies.

SHAREHOLDER PROPOSALS. Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the Corporation's principal executive offices on or before November 10, 1997.

                                          By order of the Board of Directors.

                                          LOGO
                                          Diane L. Kaye
                                          Vice President, General Counsel and
                                           Secretary

                                                                      EXHIBIT A

            FEDERAL-MOGUL CORPORATION 1997 LONG TERM INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS

The purpose of the Plan is to assist the Corporation and its subsidiaries in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

For purposes of the Plan, the following terms are defined as set forth below:

  a. "Affiliate" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

  b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock or Performance Unit.

  c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Awards are to be earned or are to vest.

  d. "Board" means the Board of Directors of the Corporation.

  e. "Cause" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred,
     (2) dishonesty in the course of fulfilling a participant's employment duties or (3) willful and deliberate failure on the part of a participant to perform employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

  f. "Change of Control" and "Change in Control Price" have the meanings set forth in Sections 9(b) and (c), respectively.

  g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

  h. "Commission" means the Securities and Exchange Commission or any successor agency.

  i. "Committee" means the Committee, as defined in Section 2.

  j. "Common Stock" means the common stock of the Corporation.

  k. "Corporation" means Federal-Mogul Corporation, a Michigan corporation.

  l. "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such participant.

  m. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

  n. "Early Retirement" means retirement from active employment with the Corporation, a subsidiary or an Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

  o. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

  p. "Fair Market Value" means, except as provided in Section 5(j) and 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

  q. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "Incentive Stock Option" within the meaning of Section 422 of the Code.

  r. "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  s. "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

  t. "Normal Retirement" means retirement from active employment with the Corporation, a subsidiary or an Affiliate at or after age 65.

  u. "Performance Goals" means the performance goals established by the Committee prior to the grant of Restricted Stock or Performance Units that are based on the attainment of one or any combination of the following: Specified levels of earnings per share from continuing operations, operating income, revenues, return on assets, return on equity, return on invested capital, shareholder value, economic value added, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), achievement of cost control, production targets, or the price of the Common Stock, fixed on a company-wide basis or with reference to the subsidiary, business unit, division or department of the Corporation for or within which the participant is primarily employed, and that are intended to qualify under Section 162(m)(4)(C) of the Code. Such Performance Goals also may be based upon attaining specified levels of performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

  v. "Performance Units" means an award made pursuant to Section 8.

  w. "Plan" means the Federal-Mogul Corporation 1997 Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

  x. "Restricted Stock" means an award granted under Section 7.

  y. "Retirement" means Normal or Early Retirement.

  z. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
     Section 16(b) of the Exchange Act, as amended from time to time.

  aa. "Stock Appreciation Right" means a right granted under Section 6.

  bb. "Stock Option" means an option granted under Section 5.

  cc. "Termination of Employment" means the termination of the participant's employment with the Corporation and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION

The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Non-Employee Directors, each of whom shall be required to be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

  (a) To select the officers and employees to whom Awards may from time to time be granted;

  (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;

  (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

  (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

  (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular award upon the satisfaction of applicable Performance Goals;

  (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

  (g) Determine under what circumstances and/or in what proportions an Award may be settled in cash or Common Stock under Sections 5(j) and 8(b)(i).

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause any Award or transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause any Award or payment made in respect thereof to be "applicable employee remuneration" under Section 162(m)(4)(A) of the Code) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3. COMMON STOCK SUBJECT TO PLAN

The total number of shares of Common Stock reserved and available for grant under the Plan shall be 1,300,000, no more than 130,000 of which shares shall be granted as Awards of Restricted Stock. No participant may be granted Awards covering in excess of 350,000 shares of Common Stock over the life of the Plan, including Awards that expire or terminate unexercised. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall, subject to the provisions of the previous paragraph that may restrict their reissuance to a particular participant, again be available for the grant of other Awards under the Plan.

Subject to Section 7(c)(iv), if any shares of Restricted Stock are forfeited or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall, subject to the provisions of the first paragraph of this section that may restrict their distribution to a particular participant, again be available for distribution in connection with Awards under the Plan.

In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY

Officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5. STOCK OPTIONS

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types, Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date on which the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under said Section 422.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, but shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date on which the Stock Option is granted.

  (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

  (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

    Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised) and which has been held by the optionee for at least 6 months; provided however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares of Common Stock may be authorized only at the time the Stock Option is granted.

    In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

    In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

    No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

  (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to (a) a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or (b) a gift to such optionee's children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order or the recipient of a gift permitted under the applicable option agreement, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement.

  (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised in full, whether or not then exercisable, or on such accelerated basis as the Committee may determine, for a period of 3 years (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

  (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of 3 years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 1 year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of 5 years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (i) Other Termination. Unless otherwise determined by the Committee: (A) If an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (B) If an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement or for Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of 3 months from the date of such Termination of Employment or the balance of such Stock Option's term; provided however, that if the optionee dies within such 3-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such 3-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 9(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) 6 months and 1 day from the date of such Termination of Employment, and (2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (j) Cashing Out of Stock Option. Upon receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

  (k) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

  (l) Notwithstanding anything in the Plan to the contrary, no Stock Option shall be reissued or repriced.

SECTION 6. STOCK APPRECIATION RIGHTS

  (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

    A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in
    Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

    (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions Section 5 and this Section 6.

  (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

  (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with
         Section 5(e).

  (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7. RESTRICTED STOCK

  (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

    The Committee may, prior to grant, condition vesting of Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient. All Performance Goals applicable to Awards of Restricted Stock shall be approved by the Committee in writing as required by Section 162(m) of the Code and the rules and regulations thereunder in order for the value of the Restricted Stock delivered pursuant to such Award to be deductible.

  (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

      "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF FEDERAL-MOGUL CORPORATION 1997 LONG TERM INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE OFFICES OF THE SECRETARY OF FEDERAL-MOGUL CORPORATION, 26555 NORTHWESTERN HIGHWAY, SOUTHFIELD, MICHIGAN."

    The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

  (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

    (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided however, that in the case of Restricted Stock subject to Performance Goals granted to a participant who is a Covered Employee, the applicable Performance Goals have been satisfied.

    (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 12(e) of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

    (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and 9(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

    (iv) Except to the extent otherwise provided in Section 9(a)(ii), in the event that a participant retires or such participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

    (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

    (vi) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

SECTION 8. PERFORMANCE UNITS

  (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

    The Committee may, prior to grant, condition the settlement of Performance Units upon continued employment and/or the attainment of Performance Goals. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient. All Performance Goals applicable to Awards of Performance Units awarded during an Award Cycle shall be approved by the Committee in writing as required by Section 162(m) of the Code and the rules and regulations thereunder in order for the cash and/or property delivered pursuant to such Award to be deductible.

  (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

    (i) Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation's performance in light of the Performance Goals for such Award to the extent applicable, and shall determine the value of Performance Units granted to the participant which have been earned, and the Committee may then elect to deliver (1) a number of shares of Common Stock equal to the value of Performance Units determined by the Committee to have been earned, or (2) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant. The maximum value of cash and property that any participant may receive with respect to Performance Units in any year is $3,000,000.

    (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(iii) and 9(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

    (iii) Except to the extent otherwise provided in Section 9(a)(iii), in the event that a participant's employment is terminated (other than for Cause) or in the event a participant retires, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's Performance Units.

    (iv) A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

    (v) If and when any applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

    (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

SECTION 9. CHANGE IN CONTROL PROVISIONS

  (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

    (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

    (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

    (iii) All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

  (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control; (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this
        Section 9(b); or

    (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii) Approval of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the Board resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

  (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 10. TERM, AMENDMENT AND TERMINATION

The Plan will terminate 5 years after the effective date of the Plan. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award or Performance Unit Award therefore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan or any Award or transaction thereunder from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan, or Award, transaction or payment made under the Plan, to qualify for the exemption provided by Rule 16b-3.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as will as other developments, and to grant Awards which qualify for beneficial treatment under such rules with shareholder approval.

SECTION 11. UNFUNDED STATUS OF PLAN

It is presently intended that the Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12. GENERAL PROVISIONS

  (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

    (1) Listing or approval for listing upon notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

    (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or maintaining in effect any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

    (3) Obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

  (b) Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

  (c) Neither adoption of the Plan nor the grant or any Award thereunder shall confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditioned upon such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

  (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

  (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to paid or by whom any rights of the participant, after the participant's death, may be exercised.

  (g) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

  (h) Notwithstanding the foregoing, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for any cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

  (i) Notwithstanding anything in this Plan to the contrary, no transaction between a participant and the Corporation that requires as a condition of its exemption from Section 16 of the Exchange Act approval in the manner set forth in paragraph (d)(1) or (d)(2) of Rule 16b-3 shall be consummated until such approval is obtained; but failure to obtain such approval shall not cause a transaction consummated to be void or voidable without the consent of such participant nor shall it disqualify the transaction from the benefit of any of available exemption from said Section 16.

  (j) Unless the Committee shall otherwise determine or any provision of the Plan shall otherwise specifically require, no delivery of cash and/or property shall be made to any "covered employee", as that term is defined in Section 162(m)(3) of the Code, or any transferee to whom the right of such covered employee to receive such cash and/or property has been transferred as the result of a transfer permitted by the Plan, in any year to the extent that the value such cash and/or property, together with the value of all other cash and/or property delivered to such covered employee or transferee in such year, shall not be deductible by the Corporation as a result of the operation of Section 162(m) of the Code. Any cash and/or property not deliverable because of the application of the previous sentence shall be delivered in each succeeding year to the extent that the value of such cash and/or property, together with the value of all other cash and/or property delivered to such covered employee or transferee in such year, is so deductible, until such cash and/or property shall have been delivered in full and such undelivered cash and/or property shall bear interest from the date on which it was first payable, but for the application of this Section (j), until paid in full, at a rate of interest per annum to be determined by the Committee in accordance with any rules adopted under said Section 162; for purposes of computing such interest, the Committee shall determine the value of such property, based upon (i) its Fair Market Value (adjusted as the Committee shall see fit, but at least quarterly) if it is Common Stock or if its value is determinable with reference to the price of Common Stock or (ii) as the Committee shall determine in all other cases. This Section (j) shall cease to have effect upon the occurrence of a Change in Control and the Plan shall thereafter be construed as if this Section (j) had never been part thereof, except in respect of the obligation of the Corporation to pay interest pursuant to the provisions of this Section (j); without limiting the generality of this sentence, (i) all cash and/or property deliverable as a result of such occurrence shall be delivered when due as if this Section (j) were not part of the Plan and (ii) all cash and/or property deliverable, but for the provisions of this Section (j), shall become deliverable upon such Change in Control, together with interest accrued thereon.

  (k) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 13. EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date it is approved by at least a majority of the outstanding shares of Common Stock of the Corporation.

Federal-Mogul Corporation
WORLD HEADQUARTERS
P.O. Box 1966
Detroit, Michigan 48235





  LOGO
Printed on Recycled Paper


LOGO

                                      LOGO

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 1997

  The signer(s) hereby appoints R. A. SNELL, R. M. HILLS, and J. J. FANNON and each or any of them, as Proxies for the signer(s), with full power of substitution, to represent and to vote with the same force and effect as the signer(s) at the Annual Meeting of Shareholders of Federal-Mogul Corporation to be held on April 23, 1997, and at any adjournment or adjournments thereof, as specified on the reverse side hereof with respect to the matters there indicated. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting. Receipt is acknowledged of the Notice of Meeting and Proxy Statement dated March 19, 1997 and the 1996 Annual Report to Shareholders.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY STATEMENT DATED MARCH 14, 1997, FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS, AND FOR THE APPROVAL OF THE 1997 LONG TERM INCENTIVE PLAN.

                      (Continued and to be dated and signed on the reverse side) FEDERAL-MOGUL CORPORATION
P.O. BOX 11019
NEW YORK, N.Y. 10203-0018
The Board of Directors recommends a vote FOR ITEMS 1, 2 AND 3.

1. ELECTION OF DIRECTORS
                  FOR ALL NOMINEES   WITHHOLD AUTHORITY TO VOTE
                      [ ]                      [ ]                  *EXCEPTIONS
                                                                        [ ]
                  listed below       for all nominees listed below


Nominees: R. A. SNELL, R. M. HILLS, J. J. FANNON, J. C. POPE, H. M. SEKYRA, R.
S. MILLER, JR., AND A. MADERO
(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
"EXCEPTIONS ____________________________________________________________________



2. APPROVE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.
                                            FOR      AGAINST     ABSTAIN
                                            [ ]        [ ]         [ ]

3. APPROVE 1997 LONG TERM INCENTIVE PLAN.   FOR      AGAINST     ABSTAIN
                                            [ ]        [ ]         [ ]
     Address Change and

     or Comments Mark Here

Please sign exactly as name appears at left. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ____________________________________________________________________, 1997
--------------------------------------------------------------------------------
                                   Signature
--------------------------------------------------------------------------------
                           Signature, if held jointly

VOTES MUST BE INDICATED

(X) IN BLACK OR BLUE INK.
--------------------------------------------------------------------------------
Please mark with an "X", sign, date and return this proxy promptly.